UNITED  STATES
                 SECURITIES  AND  EXCHANGE  COMMISSION
                       WASHINGTON,  D.C.  20549

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No. )

Check  the  appropriate  box:

[  X  ]  Preliminary  Information  Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]  Definitive  Information  Statement


                           NETMEASURE TECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)
                ------------------------------------------------
Payment  of  Filing  Fee  (Check  the  appropriate  box):
---------------------------------------------------------

[X]  No  fee  required

[  ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
=============================================================================

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:


[_]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     ==============================

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

     (4)  Date  Filed:

                           NETMEASURE TECHNOLOGY, INC.
                           ---------------------------




                              INFORMATION STATEMENT
                              ---------------------











           The date of this Information Statement is October 27, 2005
           ----------------------------------------------------------

------
                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
1.     General  Information                                                  4
2.     Proposal  1  -  Approval  of  Name  Change                            6
3.     Proposal  2  -  Election  of  Directors                               7
4.     Directors  and  Executive  Officers                                  10
5.     Section  16(a)  Beneficial  Reporting  Compliance                    10
6.     Executive  Compensation                                              11
7.     Security  Ownership  of  Certain Beneficial Owners and Management    12
Appendix  A  -  Certificate  of  Amendment                                  14

                            NETMEASURE  TECHNOLOGY,  INC.
                  BUK-RI  35,  NAMA-MYUN,  YONGIN  CITY,  SOUTH  KOREA


                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of Netmeasure Technology, Inc., a Nevada corporation (the "Company"), in connection with the prior receipt by the Board of Directors of approval by written consent of the holders of a majority of the Company's Common Stock (the "Voting Capital Stock") of proposals (the "Proposals") (i) to approve an amendment to the Certificate of Incorporation of the Company to change the name of the Company to Sorell Inc. ("Proposal 1"); and (ii) to confirm the election of seven persons to the Company's board of directors ("Proposal 2").

     The Board desires to change the Company's name to more accurately reflect the Company's new business. The Board also recommends approval of the persons nominated for election as directors of the Company.

     This information statement is being first sent to stockholders on or about October 27, 2005. The Company anticipates that the Amendment to its Certificate of Incorporation will become effective on or about November 17, 2005.

     WE  ARE  NOT  ASKING  YOU  FOR  A  PROXY
     AND  YOU  ARE  REQUESTED  NOT  TO  SEND  US  A  PROXY

VOTE  REQUIRED

     The vote which was required to approve Proposal 1 was the affirmative vote of the holders of a majority of the Company's Voting Capital Stock. Each holder of Common Stock is entitled to one (1) vote for each share held. The vote which was required to approve Proposal 2 for election of directors was those three directors receiving the greatest number of affirmative votes.

     The record date for purposes of determining the number of outstanding shares of Common Stock of the Company, and for determining stockholders entitled to vote, was the close of business on October 4, 2005 (the "Record Date"), the day on which the Board of Directors of the Company adopted the resolution setting forth and recommending the Proposals. As of the Record Date, the Company had outstanding approximately 29,500,000 shares of Common Stock.
Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Continental Stock Transfer and Trust Co., New York, New York.


VOTE  OBTAINED  -  SECTION  78.315  OF  THE  NEVADA  GENERAL  CORPORATION  LAW

     A Consent in Lieu of a Meeting of Shareholders of the Corporation (the "Consent to Action") adopting and approving the Amendment has been executed by the holders of a majority of the outstanding shares of Common Stock of the Company. The Consent to Action was taken pursuant to Section 78,315 of the Nevada General Corporation Law, which permits any action that may be taken at a meeting of the shareholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.

     All necessary corporate approvals in connection with the matters referred to herein have been obtained. This Information Statement is being furnished to all shareholders of the Company pursuant to Section 14(c) of the Securities and Exchange Act of 1934 ("Exchange Act")and the rules thereunder solely for the purpose of informing shareholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the Consent to Action and the approval of the matters thereunder will be effective 20 calendar days following the mailing of this Information Statement. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Nevada General Corporation Law are afforded to the Company's stockholders as a result of the approval of the Proposals.

                                 PROPOSAL  1
                        CHANGE THE NAME OF THE COMPANY TO
                                   SORELL INC.

GENERAL

     On October 4, 2005 the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Certificate of Incorporation to change the name of the Company to Sorell Inc. On October 4, 2005, the Proposal was approved by written consent of holders of a majority of the Company's Common Stock.

CHANGE  IN  CORPORATE  NAME

     The Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's Common Stock for action by written consent the proposed amendment to Article 1 of the Company's Certificate of Incorporation to change the name of the corporation to Sorell Inc. The Board of Directors has fixed the close of business on October 4, 2005 as the record date for the determination of shareholders who are entitled to give consent and receive this information statement. As of the Record Date, the Company had outstanding approximately 29,500,000 shares of Common Stock. A copy of the Company's proposed Articles of Amendment effectuating the name change is attached hereto as Appendix A.

     The  Board  of Directors believes that it is advisable and in the Company's
     ---------------------------------------------------------------------------
best  interests  to  change  the  name  of the corporation to better reflect the
 -------------------------------------------------------------------------------
ongoing  business  of the Company which will be predominantly the prior business
 -------------------------------------------------------------------------------
of  S-Cam  Co.,  Ltd.  (which  has undertaken its electronics business under the
 -------------------------------------------------------------------------------
trade  name  "Sorell"),  which  was acquired by the Company.  The Board believes
 -------------------------------------------------------------------------------
this  will  assist  in avoiding confusion among shareholders and will assist the
 -------------------------------------------------------------------------------
Company  in  obtaining  financing.
 ---------------------------------

     The  Company  will  seek  to  have  its  symbol  changed  on  the  Nasdaq
     -------------------------------------------------------------------------
over-the-counter  market  to an appropriate symbol  reflecting the new corporate
     ---------------------------------------------------------------------------
name  immediately  after  approval  and  filing  of  the  name  change.
 ----------------------------------------------------------------------

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The Amendment will become effective upon filing the Amendment to the Company's Certificate of Incorporation, anticipated to be approximately 20 days after this Information Statement has been distributed to the Company's stockholders.

                                   PROPOSAL  2
                              ELECTION OF DIRECTORS

     Currently, the Board of Directors of the Company consists of three persons, each having a term of office of one year. At each annual meeting of shareholders, directors will be elected for a full term of one year.

     The Board has nominated Bon Kwan Ku, Seung Nam Yang and Ho Yu as directors, each to serve a one year term until the 2006 annual meeting of shareholders or until the director's earlier resignation or removal. Each of the nominees has consented, if elected as a director of the Company, to serve until his term expires. The Board of Directors has no reason to believe that any of the nominees will not serve.

     The three nominees received a plurality of the votes cast in connection with the written consent of holders of a majority of the Company's Common Stock dated October 4, 2005.

     Certain  information  about  the  director  nominees,  is  furnished below.

     BON KWAN KU is Chief Executive Officer and President of the Company. Mr. Ku has been Chief Executive Officer of S-Cam Co., Ltd., the new business acquired by the Company, since 1998. Mr. Ku was a Chief Officer in the Multi-Media department with Samsung Electronics from 1976 until 1998, when Samsung divested its camcorder division and S-Cam Co., Ltd. was formed. Mr. Ku has a BS in Precision Mechanics from Hanyang University and has completed the Top Executive Program in the business school at Sokang University.

     SEUNG NAM YANG is the Company's Chief Financial Officer and Secretary. Mr. Yang has been Chief Financial Officer of S-Cam Co., Ltd., the new business acquired by the Company, since 1998. Mr. Yang was a Manager in the Administrative department with Samsung Electronics from 1978 until 1998, when Samsung divested its camcorder division and S-Cam Co., Ltd. was formed. Mr. Yang has a degree in Chemical Engineering from Samil College.

     HO YU is the Chief Technical Officer for the Company. Mr. Yu has been Chief Technical Officer of S-Cam Co., Ltd., the new business acquired by the Company, since 1998. Mr. Yu was a Manager in the research and development and quality control department of Samsung Electronics from 1984 until 1998. Mr. Yu has a BS in Electronics from Incheon University.


DIRECTORS  AND  EXECUTIVE  OFFICERS

The  Officers  of  the  Company  are  as  follows:


      Name          Age      Positions  and  Offices  Held
      ----          ---      --------------------------

Bon  Kwan  Ku         53      President,  Chief  Executive  Officer
                              And  Director

Seung  Nam  Yang      43      Chief  Financial  Officer,  Secretary
                              And  Director

Ho  Yu                45      Chief  Technical  Officer  and  Director


There is no family relationship between any Director or Executive Officer of Netmeasure Technology, Inc.. Disclosure with respect to the backgrounds of each of the officers is set forth under Proposal 3, above.

SECTION  16(A)  BENEFICIAL  REPORTING  COMPLIANCE

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were either a Director, Officer or beneficial owner of more than 10% of the Company's Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

EXECUTIVE  COMPENSATION

The following table sets forth information regarding executive compensation for the Company's officers who received compensation in excess of $100,000 for the fiscal years ended December 31, 2004 and 2003.

                            SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                               ------------------------------------    ----------------------------------------
                                                                                  AWARDS                PAYOUTS
                                                                       ----------------------------     -------
                                                                                       SECURITIES
                                                           OTHER       RESTRICTED      UNDERLYING                      ALL OTHER
                                                          ANNUAL          STOCK         OPTIONS/         LTIP           COMPEN-
NAME/TITLE                     SALARY       BONUS          COMP.         AWARDS           SARS          PAYOUTS         SATION
YEAR                            $            $               $              $             #(1)             $               $
----------------               --------     ---------     ---------    ----------    --------------     -------       -----------
 Bon Kwan Ku
      CEO and President
           2004               $138,307       -0-           -0-            -0-            -0-              -0-               -0-
           2003               $ 86,645       -0-           -0-            -0-            -0-              -0-               -0-

 Seung Nam Yang
      CFO and Secretary
           2004               $ 92,000        -0-           -0-            -0-            -0-              -0-               -0-
           2003               $ 54,586        -0-           -0-            -0-            -0-              -0-               -0-

 Ho Yu
      CTO
           2004               $ 56,000        -0-           -0-            -0-            -0-              -0-               -0-
           2003               $ 38,430       -0-           -0-            -0-            -0-              -0-               -0-

                              SECURITY OWNERSHIP OF
               CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of October 4, 2005, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the executive officers of the Company; (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.


Title of . . . . . . .                                          Amount and Nature        Percent of
Class. . . . . . . . .  Name and Address of Beneficial Owner    of Beneficial            Class2
                                                                Ownership

                        Bon Kwan Ku
                        Buk-ri 35, Nama-Myun
Common . . . . . . . .  Yongin City, South Korea
Stock. . . . . . . . .                                            6,491,060           22.0%

                        Seung Nam Yang
                        Buk-ri 35, Nama-Myun
Common . . . . . . . .  Yongin City, South Korea
Stock. . . . . . . . .                                            1,046,945            3.5%

                        Ho Yu
                        Buk-ri 35, Nama-Myun
Common . . . . . . . .  Yongin City, South Korea
Stock. . . . . . . . .                                              676,327            2.3%

                        Peter Laipnieks
                       118 Howe St.
Common . . . . . . . .  Victoria, BC
Stock. . . . . . . . .  V8V 4K4 Canada                            1,995,355            6.8%

Common . . . . . . . .  All Directors and Officers as a group
Stock. . . . . . . . .      (three persons)                       8,214,332           27.8%


                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                              /s/  Bon  Kwan  Ku
                              Bon  Kwan  Ku
Executive  Director
October  27,  2005
Seoul,  Korea

                                  APPENDIX - A

              ARTICLES OF AMENDMENT OF CERTIFICATE OF INCORPORATION
                                       OF
                           NETMEASURE TECHNOLOGY, INC.